COMMUNITY BANKS, INC. & SUBSIDIARIES
                      ------------------------------------
                         Fiscal Insight - March 31, 2003
                         -------------------------------


                                   KEY RATIOS
                                   ----------

                                                              2003                        2002
------------------------------------------------------------------------------------------------------------------
                                                             First    Fourth    Third    Second   First
                                                             Quarter  Quarter   Quarter  Quarter  Quarter   Annual
------------------------------------------------------------------------------------------------------------------
Earnings per share - basic (1)                             $  0.53    $  0.48  $  0.49  $  0.47  $  0.46   $  1.90
Earnings per share - diluted (1)                           $  0.52    $  0.47  $  0.48  $  0.46  $  0.45   $  1.86
Return on average assets                                     1.21%      1.13%    1.17%    1.19%    1.19%     1.17%
Return on average equity                                    15.82%     14.46%   15.09%   16.25%   15.30%    15.46%
Return on average realized equity (2)                       16.70%     15.14%   15.61%   15.65%   15.14%    15.62%

Net interest margin                                          3.68%      3.65%    3.78%    3.76%    3.96%     3.78%
Non-interest income/revenues (FTE excluding security gains) 18.64%     18.51%   16.83%   20.95%   18.49%    18.70%
Provision for loan losses/average loans (annualized)         0.18%      0.26%    0.22%    0.29%    0.76%
Efficiency ratio                                            60.00%     59.09%   55.04%   58.11%   54.96%    56.81%

Non-performing assets to period-end loans                    1.17%      1.17%    1.03%    1.08%    1.28%
90 day past due loans to period-end loans                    0.01%      0.11%    0.08%    0.11%    0.13%
                                                             -------------------------------------------
Total risk elements to period-end loans                      1.18%      1.28%    1.11%    1.19%    1.41%
                                                             ===========================================

Allowance for loan losses to loans                           1.35%      1.36%    1.41%    1.43%    1.42%
Allowance for loan losses to
        non-accrual loans                                     123%       131%     148%     139%     136%
Net charge-offs/average loans (annualized)                   0.04%      0.45%    0.16%    0.22%    0.60%

Equity to assets                                             7.40%      7.69%    7.87%    7.66%    7.10%

(1) Per share data has been restated to reflect stock dividends, including the 5% dividend payable April 30, 2003.
(2) Excludes other comprehensive income items.



                             PER SHARE STATISTICS *
                             ----------------------

Diluted Earnings per Share
--------------------------------------------------------------------------------------------------------------------------
                                                      Fourth          Third         Second          First
                                                      Quarter        Quarter        Quarter        Quarter         Total
--------------------------------------------------------------------------------------------------------------------------
2003                                                                                                 $ 0.52         $ 0.52
2002                                                    $ 0.47         $ 0.48         $ 0.46         $ 0.45         $ 1.86
2001                                                    $ 0.45         $ 0.44         $ 0.41         $ 0.08         $ 1.38
--------------------------------------------------------------------------------------------------------------------------


Average Diluted Shares Outstanding
--------------------------------------------------------------------------------------------------------------------------
                                                      Fourth          Third         Second          First      Average for
                                                      Quarter        Quarter        Quarter        Quarter         Year
--------------------------------------------------------------------------------------------------------------------------
2003                                                                                                  9,822          9,822
2002                                                     9,847          9,913          9,951          9,944          9,914
2001                                                     9,978          9,928          9,909          9,697          9,890
--------------------------------------------------------------------------------------------------------------------------


Book Value per Share
-----------------------------------------------------------------------------------------------------------
                                                      Fourth          Third         Second          First
                                                      Quarter        Quarter        Quarter        Quarter
-----------------------------------------------------------------------------------------------------------
2003                                                                                                $ 13.64
2002                                                   $ 13.44        $ 13.30        $ 12.56        $ 11.42
2001                                                   $ 11.40        $ 11.76        $ 11.42        $ 11.12


Realized Book Value per Share (excludes other comprehensive income items)
-----------------------------------------------------------------------------------------------------------
                                                      Fourth          Third         Second          First
                                                      Quarter        Quarter        Quarter        Quarter
-----------------------------------------------------------------------------------------------------------
2003                                                                                                $ 13.02
2002                                                   $ 12.76        $ 12.51        $ 12.30        $ 12.03
2001                                                   $ 11.82        $ 11.53        $ 11.24        $ 10.98


 * Per share data has been restated to reflect stock dividends, including the 5% dividend payable April 30, 2003



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


                             QUARTER END INFORMATION
                             -----------------------

(dollars in thousands)                                          2003                           2002
-------------------------------------------------------------------------------------------------------------------------
                                                               First       Fourth       Third      Second        First
                                                              Quarter      Quarter     Quarter     Quarter      Quarter
-------------------------------------------------------------------------------------------------------------------------
Loans, net                                                  $  928,077   $  892,225  $  891,845  $  870,400   $  866,236
Earning assets                                               1,662,218    1,576,269   1,529,569   1,492,394    1,463,995
Goodwill and identifiable intangible assets                      1,741        1,760       1,778       1,060          950
Total assets                                                 1,767,944    1,679,898   1,626,828   1,591,409    1,563,266
Deposits                                                     1,146,143    1,132,913   1,115,395   1,113,676    1,096,007
Long-term debt                                                 319,823      320,533     295,771     300,778      300,782
Subordinated debentures                                         15,000       15,000           -           -            -
Total shareholder's equity                                     130,838      129,162     128,050     121,862      110,951
Accumulated other comprehensive income (net of tax)              5,972        6,538       7,680       2,502      (5,947)
-------------------------------------------------------------------------------------------------------------------------




        CONDENSED CONSOLIDATED QUARTERLY AVERAGE STATEMENTS OF CONDITION
        ----------------------------------------------------------------

(dollars in thousands)                                  2003                                      2002
----------------------------------------------------------------------------------------------------------------------------------
                                                       First            Fourth           Third           Second            First
                                                      Quarter           Quarter         Quarter          Quarter          Quarter
----------------------------------------------------------------------------------------------------------------------------------
Assets
Earning Assets:
Loans                                              $  919,173         $  909,383      $  903,594       $  886,266       $  862,532
Federal funds sold and other                            1,159                917          10,460           35,500            8,138
Taxable investment securities                         488,680            434,243         397,015          347,436          357,584
Tax-exempt investment securities                      197,524            196,272         198,165          196,831          200,210
----------------------------------------------------------------------------------------------------------------------------------
Total Earning Assets                                1,606,536          1,540,815       1,509,234        1,466,033        1,428,464



Cash and due from banks                                32,430             32,775          41,520           39,166           34,470
Allowance for loan losses                             (12,642)           (12,636)        (12,900)         (12,820)         (12,399)
Goodwill and other identifiable intangibles             1,753              1,769           1,279            1,026              956
Premises, equipment and other assets                   74,807             71,136          64,841           69,059           68,269
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                       $1,702,884         $1,633,859      $1,603,974       $1,562,464       $1,519,760
----------------------------------------------------------------------------------------------------------------------------------

Liabilities and equity
Interest-bearing liabilities:
Deposits
     Savings                                       $  356,668         $  334,036      $  328,699       $  319,783       $  308,006
     Time                                             503,995            506,896         511,917          501,934          474,328
     Time deposits greater than $100,000              109,336            117,557         101,360          110,153           98,582
Short-term borrowings                                  96,119             59,110          56,955           40,010           56,594
Long-term debt                                        335,263            313,257         295,827          301,025          297,500
----------------------------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities                  1,401,381          1,330,856       1,294,758        1,272,905        1,235,010

Noninterest-bearing deposits                          158,128            161,639         172,523          162,962          157,220
Other liabilities                                      12,575             14,138          12,098           12,604            9,571
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                   1,572,084          1,506,633       1,479,379        1,448,471        1,401,801
----------------------------------------------------------------------------------------------------------------------------------
Shareholders' equity                                  130,800            127,226         124,595          113,993          117,959
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities and
     shareholders' equity                          $1,702,884         $1,633,859      $1,603,974       $1,562,464       $1,519,760
----------------------------------------------------------------------------------------------------------------------------------



                          Change in Average Balances *
------------------------------------------------------------------------------------------------------------------------------------

                                                        2003                                          2002
------------------------------------------------------------------------------------------------------------------------------------
                                                        First               Fourth           Third           Second           First
                                                       Quarter             Quarter          Quarter          Quarter         Quarter
------------------------------------------------------------------------------------------------------------------------------------
Loans                                                    6.6%                6.2%             6.9%             6.0%            6.1%
Total assets                                            12.0%                9.9%            12.9%            14.1%           15.4%
Deposits                                                 8.7%               12.2%            10.6%            12.7%           11.6%
Shareholders' equity                                    10.9%                9.2%            10.4%             5.0%           10.4%
------------------------------------------------------------------------------------------------------------------------------------

 * Compares the current quarter to the comparable quarter of the prior year.




                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                   -------------------------------------------

(dollars in thousands)                          2003                                    2002
-----------------------------------------------------------------------------------------------------------------------
                                               First        Fourth        Third        Second      First
                                              Quarter       Quarter      Quarter       Quarter     Quarter       Annual
-----------------------------------------------------------------------------------------------------------------------
Interest income                               $23,771       $23,965      $24,413       $24,215     $24,107      $96,700
Tax equivalent adjustment                       1,518         1,447        1,446         1,418       1,477        5,788
-----------------------------------------------------------------------------------------------------------------------

                                               25,289        25,412       25,859        25,633      25,584      102,488
Interest expense                               10,698        11,233       11,465        11,876      11,638       46,212
-----------------------------------------------------------------------------------------------------------------------

Net interest income                            14,591        14,179       14,394        13,757      13,946       56,276
Provision for loan losses                         400           600          500           650       1,600        3,350
-----------------------------------------------------------------------------------------------------------------------

Net interest income after provision            14,191        13,579       13,894        13,107      12,346       52,926
Non-interest income                             2,916         2,795        2,602         3,544       2,779       11,720
Investment security gains                       1,047           434           64            18         518        1,034
Gains on loan sales                               426           425          310           101         385        1,221
Non-interest expenses                          10,789        10,287        9,563        10,027       9,423       39,300
-----------------------------------------------------------------------------------------------------------------------

Income before income taxes                      7,791         6,946        7,307         6,743       6,605       27,601
Income taxes                                    1,172           863        1,121           706         677        3,367
Tax equivalent adjustment                       1,518         1,447        1,446         1,418       1,477        5,788
-----------------------------------------------------------------------------------------------------------------------

NET INCOME                                    $ 5,101       $ 4,636      $ 4,740       $ 4,619     $ 4,451      $18,446
-----------------------------------------------------------------------------------------------------------------------

Tax effect of security transactions           $   366       $   152      $    22       $     6     $   181      $   362
-----------------------------------------------------------------------------------------------------------------------




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




                            ANALYSIS OF NON-INTEREST INCOME
                            -------------------------------

(dollars in thousands)                                 2003                                     2002
---------------------------------------------------------------------------------------------------------------------------------
                                                      First        Fourth         Third        Second         First
                                                     Quarter       Quarter       Quarter       Quarter       Quarter       Annual
---------------------------------------------------------------------------------------------------------------------------------


Investment management and trust services             $   317       $   228       $   260       $   304       $   201      $   993
Service charges on deposit accounts                    1,041           932           932           816           760        3,440
Other service charges, commissions and fees              754           616           568           636           651        2,471
Insurance premium income and commissions                 410           503           331           652           530        2,016
Other income                                             394           516           511         1,136           637        2,800
---------------------------------------------------------------------------------------------------------------------------------

Total non-interest income                            $ 2,916       $ 2,795       $ 2,602       $ 3,544       $ 2,779      $11,720
---------------------------------------------------------------------------------------------------------------------------------






                           ANALYSIS OF NON-INTEREST EXPENSES
                           ---------------------------------

(dollars in thousands)                                 2003                                     2002
---------------------------------------------------------------------------------------------------------------------------------
                                                      First         Fourth        Third        Second         First
                                                     Quarter       Quarter       Quarter       Quarter       Quarter       Annual
---------------------------------------------------------------------------------------------------------------------------------


Salaries and employee benefits                       $ 5,900       $ 5,668       $ 5,638       $ 5,178       $ 5,152      $21,636
Net occupancy expense                                  1,766         1,718         1,528         1,609         1,196        6,051
Other operating expenses                               3,123         2,901         2,397         3,240         3,075       11,613
---------------------------------------------------------------------------------------------------------------------------------

Total non-interest expenses                          $10,789       $10,287       $ 9,563       $10,027       $ 9,423      $39,300
---------------------------------------------------------------------------------------------------------------------------------



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


                             RISK ELEMENTS ANALYSIS
                             ----------------------

(dollars in thousands)                                 2003                              2002
--------------------------------------------------------------------------------------------------------------------
                                                      First        Fourth         Third        Second         First
                                                     Quarter       Quarter       Quarter       Quarter       Quarter
--------------------------------------------------------------------------------------------------------------------
Non-performing assets:
     Non-accrual loans                               $10,263       $ 9,393       $ 8,640       $ 9,094       $ 9,139
     Troubled debt restructurings                          -             -             -             -             -
     Other real estate                                   729         1,183           684           411         2,085
--------------------------------------------------------------------------------------------------------------------


Total non-performing assets                           10,992        10,576         9,324         9,505        11,224
Accruing loans 90 days or more past due                  105           961           691           981         1,167
--------------------------------------------------------------------------------------------------------------------

Total risk elements                                  $11,097       $11,537       $10,015       $10,486       $12,391
--------------------------------------------------------------------------------------------------------------------




Non-performing assets to period-end loans              1.17%         1.17%         1.03%         1.08%         1.28%
--------------------------------------------------------------------------------------------------------------------

90 day past due loans to period-end loans              0.01%         0.11%         0.08%         0.11%         0.13%
--------------------------------------------------------------------------------------------------------------------

Total risk elements to period-end loans                1.18%         1.28%         1.11%         1.19%         1.41%
--------------------------------------------------------------------------------------------------------------------



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



                            ALLOWANCE FOR LOAN LOSSES
                            -------------------------

(dollars in thousands)                                 2003                               2002
---------------------------------------------------------------------------------------------------------------------
                                                      First        Fourth         Third        Second         First
                                                     Quarter       Quarter       Quarter       Quarter       Quarter
---------------------------------------------------------------------------------------------------------------------

Balance at beginning of period                       $12,343       $12,769       $12,626       $12,462       $12,132
Loans charged off                                       (292)       (1,557)         (577)         (584)       (1,462)
Recoveries                                               202           531           220            98           192
---------------------------------------------------------------------------------------------------------------------
Net loans charged off                                    (90)       (1,026)         (357)         (486)       (1,270)
---------------------------------------------------------------------------------------------------------------------
Provision for loan losses                                400           600           500           650         1,600
---------------------------------------------------------------------------------------------------------------------
Balance at end of period                             $12,653       $12,343       $12,769       $12,626       $12,462
---------------------------------------------------------------------------------------------------------------------



Net loans charged-off to average loans*                0.04%         0.45%         0.16%         0.22%         0.60%
---------------------------------------------------------------------------------------------------------------------
Provision for loan losses to average loans*            0.18%         0.26%         0.22%         0.29%         0.76%
---------------------------------------------------------------------------------------------------------------------
Allowance for loan losses to loans                     1.35%         1.36%         1.41%         1.43%         1.42%
---------------------------------------------------------------------------------------------------------------------

*Annualized




                                  OTHER RATIOS
                                  ------------

                                                       2003                              2002
--------------------------------------------------------------------------------------------------------------------
                                                      First        Fourth         Third         Second        First
                                                     Quarter       Quarter       Quarter       Quarter       Quarter
--------------------------------------------------------------------------------------------------------------------

Investment portfolio - market to amortized cost       101.6%        101.9%        102.2%        101.0%         98.7%
Dividend payout ratio                                  35.9%         39.5%         35.1%         36.0%         33.7%
Net loans to deposits ratio, average                   80.4%         80.1%         79.9%         79.8%         81.6%
--------------------------------------------------------------------------------------------------------------------



                       MARKET PRICE AND DIVIDENDS DECLARED
                       -----------------------------------


-----------------------------------------------------------------------------------------------------------------

                                                               Closing Bid Price Range*
                                                         --------------------------------------      Dividends
                           Quarter                            High                 Low               Declared *
-----------------------------------------------------------------------------------------------------------------

2003
-----------------------------------------------------------------------------------------------------------------
                               I                            $ 28.36              $ 26.20              $  0.19

2002
-----------------------------------------------------------------------------------------------------------------
                               I                            $ 26.43              $ 23.19              $0.1524
                              II                            $ 28.29              $ 24.33              $0.1714
                             III                            $ 26.37              $ 22.76              $0.1714
                              IV                            $ 27.62              $ 24.74              $0.1905
-----------------------------------------------------------------------------------------------------------------

                                                                                                      $0.6857
-----------------------------------------------------------------------------------------------------------------

2001
-----------------------------------------------------------------------------------------------------------------
                               I                            $ 19.85              $ 18.48              $0.1524
                              II                            $ 27.07              $ 19.14              $0.1524
                             III                            $ 27.03              $ 19.59              $0.1524
                              IV                            $ 24.72              $ 22.04              $0.1524
-----------------------------------------------------------------------------------------------------------------

                                                                                                      $0.6096
-----------------------------------------------------------------------------------------------------------------


 * Restated to reflect stock dividends, including the 5% dividend payable April 30, 2003



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